EXHIBIT E

                          CREDIT AND SECURITY AGREEMENT

                            Dated as of June 28, 2001

          This Credit and Security Agreement is made as of the date set forth above by and between Rockshox, Inc., a Delaware corporation (the "Borrower), and
                                                                  --------
Wells  Fargo  Bank,  N.A.  (the  "Lender").
                                  ------

                                   WITNESSETH
                                   ----------

          WHEREAS, Borrower has requested that the Lender enter into financing arrangements with it pursuant to which Lender may make loans and provide other financial accommodations to Borrower; and

          WHEREAS, concurrently with the execution and delivery of this Agreement, Borrower is entering into a Second Amended and Restated Credit and Security Agreement with Wells Fargo Business Credit, Inc. providing for a credit facility to finance working capital for Borrower's domestic operations (the "Domestic Credit Facility"); and
    -----------------------

          WHEREAS, Lender is willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agrees as follows:

                                    ARTICLE 1

                                   Definitions
                                   -----------

           Section 1.1     Definitions.  For  all  purposes  of  this Agreement,
                           -----------
except as otherwise expressly provided or unless the context otherwise requires:

          "Accounts"  means  the  aggregate  unpaid obligations of customers and
           --------
     other account debtors to Borrower arising out of the sale or lease of goods or rendition of services by Borrower on an open account or deferred payment basis, whether now existing or hereafter arising.


          "AccountsReceivable"  shall  mean  all  of the Borrower's now owned or
           ------------------
     hereafter acquired (a) "accounts" (as such term is defined in the UCC), other receivables, book debts and other forms of obligations, whether arising out of goods sold or services rendered or from any other transaction; (b) rights in, to and under all purchase orders or receipts for goods or services; (c) rights to any goods represented or purported to be represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) moneys due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower (whether or not yet earned by performance on the part of Borrower), including the proceeds of the foregoing; (e) any notes, drafts, letters of credit, insurance proceeds or other instruments, documents and writings evidencing or supporting the foregoing; and (f) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

          "Advance"  means  a  Revolving  Advance.
           -------

          "Affiliate"  or  "Affiliates"  means  any  Person  controlled  by,
           ---------        ----------
     controlling or under common control with Borrower, including (without limitation) any subsidiary of Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.


          "Agreement"  means  this  Credit  and  Security Agreement, as amended,
           ---------
     supplemented  and  restated  from  time  to  time.

          "Availability" means the Borrowing Base less the outstanding principal
           ------------
     balance  of  the  Revolving  Advances.

          "Availability  Reserve"  means  as  of any date of determination, such
           ---------------------
     amount or amounts as Lender may from time to time establish and revise in good faith and in its reasonable judgment reducing the amount of Revolving Advances which would otherwise be available to Borrower under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith and in its reasonable judgment, do or may affect either (i) the Collateral or its value, (ii) the assets, business or prospects of Borrower, or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower to Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default; provided however, that in no event shall (x) the rebate reserves established by Borrower, from time to time, reduce the amount of Revolving Advances or (y) a reserve be created with respect to any accounts which are deemed not to be Eligible Foreign Accounts.

          "Base Rate" means the rate of interest publicly announced from time to
           ---------
     time by Wells Fargo Bank, N.A., San Francisco, California, as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender (which rate shall in no case deviate from the Prime Rate as published in the Wall Street Journal except for time lag in adjustments which shall not exceed five (5) Business Days).

          "Borrower  Agreement"  means  the  Borrower  Agreement  of  even  date
           -------------------
     herewith by and between the Borrower and the Lender in the form attached hereto as Exhibit B.


          "Borrowing Base" means, at any time and subject to change from time to
           --------------
     time  in  the  Lender's  sole  discretion:

          (a)     the  lowest  of:

               (i)     Five  Million  Dollars  ($5,000,000);  or

               (ii)     85%  of  eligible  Foreign Accounts Receivable Value; or

               (iii) the Maximum Line under the Domestic Credit Agreement (as defined by the Domestic Credit Agreement) minus the outstanding Advances under the Domestic Credit Facility (as such term is defined in the Domestic Credit Agreement).


          (b)     minus  any  Availability  Reserves.

          "Borrowing Base Certificate" means a certificate, substantially in the
           --------------------------
     form attached hereto as Exhibit D, executed by Borrower and accepted by the Lender.

          "Business  Day" means any day on which the Federal Reserve Bank of New
           -------------
     York  is  open  for  business.

          "Closing  Date"  means  the  date  of  this  Agreement.
           -------------

          "Collateral"  has  the  meaning  given  in  Section  3.1.
           ----------

          "Commitment"  means the Lender's commitment to make Advances to or for
           ----------
     the  Borrower's  account  pursuant  to  Article  2.

          "Country  Limitation  Schedule"  shall  mean  the most recent schedule
           -----------------------------
     published by Eximbank and provided to the Borrower by the Lender which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to countries listed therein.

          "Credit  Facility"  means  the  credit  facility made available to the
           ----------------
     Borrower  pursuant  to  Article  2.

          "Debt"  of  any  Person  means,  without  duplication,  all  items  of
           ----
     indebtedness or liability that in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

          "Default"  means  an  event  that, with giving of notice or passage of
           -------
     time  or  both,  would  constitute  an  Event  of  Default.

          "Default  Period"  means  any  period  of  time beginning on the day a
           ---------------
     Default Event of Default has occurred and ending on the date the Lender notifies Borrower in writing that the Default or Event of Default has been waived or otherwise cured (if curable).

          "Default  Rate"  means an annual rate equal to three percent (3%) over
           -------------
     the Floating Rate, which rate shall change when and as the Floating Rate changes.

          "Domestic  Credit  Agreement"  means  that  certain Second Amended and
           ---------------------------
     Restated Credit and Security Agreement dated as of June 28, 2001 by and between the Borrower and WFBC, as the same may be amended, supplemented or restated from time to time.

          "Domestic  Credit  Facility" means the credit facility extended to the
           --------------------------
     Borrower  pursuant  to  the  Domestic  Credit  Agreement.

          "Eligible Foreign Accounts" means all Accounts owed by Account debtors
           -------------------------
     of either Borrower located outside the US for the sale or provision of Items, except the following shall not in any event be deemed Eligible Foreign Accounts:

               (i) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, or for which an invoice has not been issued, by the Borrower to the customer;

               (ii) That portion of Accounts arising from any Items that have been returned, rejected or repossessed;

               (iii) Accounts as to which covenants, representations or warranties in this Agreement with respect to such Account have been breached;

               (iv) That portion of Accounts unpaid 90 days or more after the invoice date (in the event the Accounts have trade terms beyond 30 days, that portion of Accounts unpaid 30 days after the due date or 120 days after the invoice date, whichever is shorter);

               (v) That portion of Accounts that is due and payable from a Buyer who (A) applies for, suffers, or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or calls a meeting of its creditors, (B) admits in writing its inability, or its generally unable, to pay its debts as they become due or ceases operations of its present business, (C) makes a general assignment for the benefit of creditors, (D) files a petition seeking to take advantage of any other law providing for the relief of debtors, (E) acquiesces to, or fails to have dismissed , any petition which is filed against it in any involuntary case under such bankruptcy laws, or (F) takes any action for the purpose of effecting any of the foregoing;

               (vi) That portion of Accounts that arises from a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

               (vii)     Accounts that do not comply with the terms set forth in
     Section  7  of  the  Loan  Authorization  Notice;

               (viii) Accounts not from sale of Items in the ordinary course of the Borrower's business;

               (ix) Accounts owed by a shareholder, Affiliate, officer or employee of the Borrower;

               (x) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (xi) Accounts not subject to a duly perfected security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender or WFBC.;

               (xii) That portion of Accounts that constitutes finance charges, service charges or sales or excise taxes;

               (xiii) Accounts that arise from the sale of Items containing less than fifty percent (50%) US Content;

               (xiv) Accounts that arise from the sale of Items containing any Foreign Content not incorporated into such Items in the US;

               (xv) That portion of Accounts that is payable in a currency other than US Dollars unless prior written approval has been received from Eximbank;

               (xvi) That portion of Accounts owed by military buyers or for defense articles or services, except as may be approved in writing by the Lender and Eximbank;

               (xvii) That portion of Accounts due and collectible outside the US;

               (xviii)     That  portion  of  Accounts  owed  by Account debtors
     located in, or arising from sales of Items delivered to, a Prohibited Country;

               (xix) That portion of Accounts that does not comply with the requirements of the Country Limitation Schedule;

               (xx) That portion of Accounts that has been restructured, extended, amended or modified; except for those Accounts discounted in the ordinary course of the Borrower's business and such discounts are reflected on the invoice;

               (xxi) That portion of Accounts that is disputed or subject to a claim of offset, contra account, defense, dispute or counterclaim or the Account debtor is also a creditor or supplier of the Borrower or the Account or any portion thereof is contingent in any respect for any reason;

               (xxii) That portion of Accounts backed by a letter of credit unless Items covered by that letter of credit have been shipped;

               (xxiii)     Accounts  not owned by the Borrower or subject to any
     right, claim or interest of another person other than the liens in favor of the Lender;

               (xxiv) Accounts owed by an account debtor, regardless of whether otherwise eligible, if twenty-five percent (25%) or more of the total amount due under Accounts from such debtor is ineligible under clauses (i) or (ix) above;

               (xxv) That portion of Accounts of a single debtor or its affiliates which constitute more than twenty-five percent (25%) of all otherwise Eligible Accounts; provided that, such percentage with respect to Accounts owed by Giant Manufacturing Company, Ltd. and Merida Industry Co., Ltd. shall be forty percent (40%);

               (xxvi) Accounts which arise from the sale of any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities;

               (xxvii)     That  portion  of  Accounts,  or  portions  thereof,
     otherwise deemed ineligible for any reason by the Lender or Eximbank in its discretion; and

               (xxviii)     Accounts  which  are  deemed Eligible Accounts under
     the  Domestic  Credit  Agreement.

          "Event  of  Default"  has  the  meaning  specified  in  Section  7.1.
           ------------------

          "Eximbank"  means  the  Export-Import  Bank  of  the  United  States.
           --------

          "Export  Order"  means a bona fide written export order or contract to
           -------------
     purchase  Items  from  the  Borrower  from  a  customer  outside  the  US.

          "Floating Rate" means an annual rate equal to the sum of the Base Rate
           -------------
     plus  seven  hundred  twenty five thousandth percent (0.725%), which annual rate  shall  change  when  and as the Base Rate changes; provided, however,
                                                              --------  -------
     such Floating Rate shall be adjusted as follows: if (i) no Event of Default exists or has occurred and is continuing, and (ii) Borrower's Net Income is not less than Two Million Dollars ($2,000,000) for the fiscal year ending on March 31, 2002, the Floating Rate shall be reduced to an annual rate equal to the sum of the Base Rate plus three hundred seventy five thousandths percent (0.375%).

          "Foreign  Accounts  Receivable  Value"  shall  mean,  at  the  date of
           ------------------------------------
     determination thereof, the aggregate face amount of Eligible Foreign Accounts less taxes, discounts, credits, allowances and Retainages, except to the extent otherwise permitted by Eximbank in writing.

          "Foreign  Content" means that portion of the cost of Inventory arising
           ----------------
     from materials which are not of US origin or from labor and services not performed in the US.

          "Funding  Date"  has  the  meaning  given  in  Section  2.1.
           -------------

          "GAAP"  means  generally  accepted accounting principles, applied on a
           ----
     basis consistent with the accounting practices applied in the financial statements described in Section 5.2.


          "Inventory"  means  all  of  the Borrower's inventory, as such term is
           ---------
     defined  in  the  UCC,  whether  now  owned  or  hereafter  acquired.

          "Items"  means  the  goods  and  services  to  be  sold by Borrower to
           -----
     customers  located  outside  the  US.

          "Loan  Authorization  Notice"  means  the  notification  of  even date
           ---------------------------
     herewith regarding the Credit Facility given by the Lender to Eximbank on Eximbank's required form.

          "Loan  Documents"  means  this  Agreement,  the  Note,  the  Borrower
           ---------------
     Agreement,  the  Loan  Authorization  Notice,  and  the Security Documents.

          "Lockbox"  has  the  meaning  given  in  Section  6.7.
           -------

          "Master  Guaranty" means the Master Guarantee Agreement by and between
           ----------------
     Lender and Eximbank, as amended, modified, supplemented and restated from time to time.

          "Maturity  Date"  means  December  10,  2003.
           --------------

          "Maximum  Line"  means  the  lesser  of  (i)  Five  Million  Dollars
           -------------
     ($5,000,000)  or  (ii) the Maximum Line under the Domestic Credit Agreement
     (as defined by the Domestic Credit Agreement) minus the outstanding advances under the Domestic Credit Facility.

          "Net  Income"  has  the  meaning  defined  by  GAAP.
           -----------

          "Net  Sales"means  the  gross  sales  of  the  Borrower, determined in
           ----------
     accordance  with  GAAP,  less  returns,  credit  memos  and  discounts.

          "Note"  means  the  Revolving  Note.
           ----

          "Obligations"  means  each and every debt, liability and obligation of
           -----------
     every type and description, relating to this Agreement, which Borrower may now or at any time hereafter owe to the Lender, including all indebtedness arising under this Agreement and the Note, whether now in effect or hereafter entered into. Obligations shall not refer to Obligations as such term is defined in the Domestic Credit Agreement.

          "Person"  means  any  individual,  corporation,  partnership,  joint
           ------
     venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Permitted  Liens"  means  mortgages,  deeds of trust, pledges, liens,
           ----------------
     security interests, adverse claims, assignments or transfers of interests in the Collateral acceptable to the Lender in its sole discretion including without limitation the following:

               (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in this Agreement, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

               (b) mortgages, deeds of trust, pledges, liens security interests and assignments in existence on the date hereof and listed in Exhibit E hereto;

               (c) the Security Interest and liens and security interests created by this Agreement;

               (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the cost or fair market value thereof and so long as no Default Period is then in existence and none would exist immediately after such acquisition;

               (e) liens for taxes, assessments or governmental charges or levies on the Borrower's property not exceeding Fifty Thousand Dollars ($50,000) if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the Borrower's books;

               (f) liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

               (g) liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

               (h) the replacement, extension or renewal of any lien permitted hereunder so long as the Debt secured by such lien is not increased by such replacement, extension or renewal; and

               (i) liens of WFBC in connection with the Domestic Credit Facility and Liens of Eximbank.

          "Premises"  means all premises where Borrower conduct its business and
           --------
     has  any  rights  of  possession.

          "Prohibited  Country"  means any country in which Eximbank coverage is
           -------------------
     not available for commercial reasons or in which Eximbank is legally prohibited from doing business, as designated in the Country Limitation Schedule.

          "Retainage" shall mean that portion of the purchase price of an Export
           ---------
     Order that a buyer is not obligated to pay until the end of a specified period of time following the satisfactory performance under such Export Order.

          "Revolving  Advance"  has  the  meaning  given  in  Section  2.1.
           ------------------

          "Revolving  Note"  means  the  Borrower's  revolving  promissory note,
           ---------------
     payable to the order of the Lender in substantially the form of Exhibit A hereto.

          "Security  Documents"  means  this  Agreement.
           -------------------

          "Security  Interest"  has  the  meaning  given  in  Section  3.1.
           ------------------

          "Tangible  Net  Worth"  means  the difference between (i) the tangible
           --------------------
     assets of the Borrower, which, in accordance with GAAP are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper and (ii) all Debt of the Borrower; provided,
                                                                       --------
     however,  that  notwithstanding  the  foregoing  in no event shall there be
     -------
     included as such tangible assets patents, trademarks, trade names, copyrights, licenses, goodwill, receivables from Affiliates, directors, officers or employees, prepaid expenses, deposits, deferred charges or treasury stock or any securities or Debt of the Borrower or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, and any other assets designated from time to time by the Lender, in its sole discretion.

          "Termination  Date"  means the earliest of (i) the Maturity Date, (ii)
           -----------------
     the date Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 7.2.

          "UCC" means the Uniform Commercial Code as in effect from time to time
           ---
     in  the  State  of  California.

          "US"  means  the  United  States  of  America.
           --

          "US  Content"  means with respect to any Item all the labor, materials
           -----------
     and services which are of US origin or manufacture, and which are incorporated into an Item in the United States.

          "Warranty"  shall  mean  Borrower's  guarantee  to  any buyer that has
           --------
     entered into one or more Export Orders with Borrower that the Items will function as intended during the warranty period set forth in the applicable Export Order.

          "WFBC"  means  Wells  Fargo  Business  Credit,  Inc.,  a  Minnesota
           ----
     corporation.

                                    ARTICLE 2

                     Amount and Terms of the Credit Facility
                     ---------------------------------------

           Section  2.1     Revolving  Advances.
                            -------------------

           (a) The Lender agrees to make advances (each a "Revolving Advance") to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, in each case on the terms and subject to the conditions herein set forth, to provide the Borrower with working capital in accordance with clause (c) below. The Lender shall have no obligation to make a Revolving Advance to Borrower if, after giving effect to the requested Revolving Advance, the outstanding Revolving Advances would exceed the Borrowing Base or the Maximum Line.

           (b) The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral.

           (c) The Borrower shall use Revolving Advances only for the purpose of enabling the Borrower to finance the cost of manufacturing, producing, purchasing or selling the Items in order to fulfill Export Orders. the Borrower may not use any of the Revolving Advances for the purpose of (i) servicing or repaying Borrower's pre-existing or future indebtedness unrelated to the Loan Facility (unless approved by Eximbank in writing); (ii) acquiring fixed assets or capital goods for use in the Borrower's business; (iii) acquiring, equipping or renting commercial space outside of the US; (iv) paying the salaries of non-US citizens or non-U. S. permanent residents who are located in offices outside of the United States; or (v) in connection with a Retainage or Warranty (unless approved by Eximbank in writing). In addition, no Revolving Advance may be used to finance the manufacture, purchase or sale of any of the following: (i) Items to be sold or resold to a Buyer located in a country as to which Eximbank is prohibited from doing business as designated in the Country Limitation Schedule; (ii) that part of the cost of the Items which is not US Content unless such part is not greater than fifty percent (50%) of the cost of the Items and is incorporated into the Items in the United States; (iii) defense articles or defense services; or (iv) without Eximbank's prior written consent, any Items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities.

          (d) Within the limits set forth in this Section 2.1, the Borrower may request Revolving Advances, prepay without premium or penalty and without terminating the Credit Facility, and request additional Revolving Advances.

          Section  2.2     Requests  for Advances.  The Borrower shall make each
                           ----------------------
request for a Revolving Advance to the Lender before 10:30 a.m. (Los Angeles, California time) of the day of the requested Revolving Advance. Requests for Revolving Advances may be made in writing or by telephone. The Lender will not consider any such request unless the Lender has received from the Borrower, among other things which may be reasonably required by Lender, a Borrowing Base Certificate submitted no less than one month before the date of the requested Advance and copies of the Export Orders (or a summary thereof) against which the Borrower is requesting such Advance. Any request for an Advance shall be deemed to be a representation by the Borrower that the conditions set forth in Section
4.2  have  been  satisfied  as  of  the  date  of  the  request.

          Section  2.3     Interest;  Default  Interest.  All  interest shall be
                           ----------------------------
payable monthly in arrears on the first day of the month and on the Termination Date.

          (a)     Revolving  Note.  Except  as  set  forth in subsection (b) and
                  ---------------
(c), the outstanding principal balance of the Advances shall bear interest at the Floating Rate.

          (b)     Default Interest Rate.  At any time during any Default Period,
                  ---------------------
in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Obligations outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

          (c)     Usury.  In  any  event no rate change shall be put into effect
                  -----
which  would  result  in  a rate greater than the highest rate permitted by law.

          Section  2.4     Fees.
                           ----

          (a)     Application  Fee.  The Borrower shall reimburse the Lender for
                  ----------------
the $100 application fee payable to Eximbank in connection with the Master Guaranty.

          (b)     Facility  Fee.  The  Borrower  shall  pay  the  Lender an
                  -------------
annual facility fee of one percent (1.0%) of Five Million Dollars ($5,000,000) or the maximum Commitment Amount for each year this Agreement is in effect. Such fee shall be fully earned and non-refundable and payable on the Closing Date and each anniversary of the Closing Date.

          Section  2.5     Termination  by  the  Borrower.  The  Borrower  may
                           ------------------------------
terminate this Agreement at any time upon 30 days' prior written notice to the Lender and, subject to payment and performance of all Obligations, shall be entitled to obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law.

          Section  2.6     Mandatory  Prepayment.  Without  notice or demand, if
                           ---------------------
the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess.

          Section  2.7     Advances  Without  Request.  The  Borrower  hereby
                           --------------------------
authorizes the Lender, in its discretion, at any time or from time to time without Borrower's request, to make Revolving Advances to pay accrued interest, fees, uncollected items that have been applied to the Obligations, and other Obligations due and payable from time to time.

          Section  2.8     Facility  Subject  to  Eximbank  Rules.  The Borrower
                           --------------------------------------
acknowledges that the Lender is willing to make the Credit Facility available to the Borrower because the Eximbank is willing to guaranty payment of a significant portion of the Obligations pursuant to the Guaranty. Accordingly, in the event of any inconsistency among this Agreement, the Note, the Borrower Agreement, the Loan Authorization Notice, Security Documents or the Master Guaranty or related documents, the provision that is the more stringent on the Borrower shall control.

                                    ARTICLE 3

                                Security Interest
                                -----------------

          Section  3.1     Grant  of  Security Interest.  Terms used herein that
                           ----------------------------
are defined in the California Uniform Commercial Code shall have the meanings given to them in the Code. The Borrower hereby grants to the Lender a security interest (the "Security Interest") in the following collateral (the "Collateral"), as security for the payment and performance of the Obligations:

     INVENTORY: All inventory of the Borrower, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located;

     ACCOUNTS AND OTHER RIGHTS TO PAYMENT: Each and every right of the Borrower to the payment of money, including Accounts and Accounts Receivable, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other Person who subsequently transfers such Person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including all of the Borrower's rights to payment in the form of all present and future accounts, contract rights, loans and obligations receivable, chattel papers, electronic chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles;

     EQUIPMENT: All of the Borrower's equipment, as such term is defined in the UCC whether now or hereafter owned, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower;

     GENERAL INTANGIBLES: All of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future contract rights, patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business; and

     INVESTMENT PROPERTY: All of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and US Government securities;

     plus all commercial tort claims, farm products, as-extracted collateral, timber, crops, deposit accounts, letters of credit, proceeds of letters of credit, chattel paper, electronic chattel paper all sums on deposit in any Collateral Account (as defined in the Domestic Credit Agreement) and any items in any Lockbox;

     together  with (i) all other collateral described in any Security Document,
     (ii) all substitutions and replacements for and products of any of the foregoing property, , (iii) in the case of all tangible property, together with (A) all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (B) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods, and (iv) all proceeds of any and all of the foregoing property.

          Section  3.2     Notification  of  Account Debtors and Other Obligors.
                           ----------------------------------------------------
Upon the occurrence and during the continuance of an Event of Default, the Lender may notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the US Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail for purposes of the collection of Collateral, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

          Section  3.3     Assignment  of Insurance.  As additional security for
                           ------------------------
the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, and endorse checks and other instruments representing payment of such monies. Following the occurrence of and during the continuance of an Event of Default, the Lender may (but need not), in the Lender's name or in the Borrower's name, adjust, litigate, compromise or release any claim against the issuer of any such policy.

          Section  3.4     Occupancy.
                           ---------

          (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time following the occurrence of and during the continuance of an Event of Default.

          (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender in good faith considers related or incidental purpose.

          (c) The Lender's right to hold the Premises shall terminate upon the earlier of (i) payment in full of all Obligations, (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers or (iii) waiver of the Event of Default.

          (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof.

          Section  3.5     License.  The  Borrower hereby grants to the Lender a
                           -------
non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following the occurrence and during the continuation of an Event of Default.

          Section  3.6     Filing  a  Copy.  A  carbon,  photographic,  or other
                           ---------------
reproduction of this Agreement or of a financing statement signed by the Borrower is sufficient as a financing statement.


                                    ARTICLE 4

                              Conditions of Lending
                              ---------------------

          Section  4.1     Conditions  Precedent  to  Lender's  the  Initial
                           -------------------------------------------------
Revolving  Advance.  The  Lender's  obligation  to  make  the  initial Revolving
        ----------
Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

          (a)     This  Agreement,  properly  executed  by  the  Borrower.

          (b)     The  Note,  properly  executed  by  the  Borrower.

          (c) The SBA/Eximbank Joint Application, properly completed and executed by the Borrower.

          (d)     The  Borrower  Agreement,  properly  executed by the Borrower.

          (e) A properly completed and executed Borrowing Base Certificate as of a date not more than five (5) Business Days before the date of this Agreement.

          (f)     An  Exceptions  Approval  Letter, properly signed by Eximbank.

          (g)     An  Intercreditor  Agreement  executed  by  Lender  and  WFBC.

          (h) An Participation and Servicing Agreement executed by Lender and WFBC.

          (i) Evidence that there has been no material adverse change, as determined by Lender, in the financial condition or business of the Borrower, nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of the Borrower since the date of the latest financial statements of the Borrower delivered to Lender prior to the Funding Date.

          (j) Copies of the Borrower's federal tax returns for the last year together with all schedules thereto.

          (k)     Current  searches  of  appropriate filing offices showing that
(i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

          (l) A certificate of the Borrower's secretary or assistant secretary certifying as to (i) the resolutions of the Borrower's directors and if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's certificate of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

          (m) A current certificate issued by the Secretary of State of Delaware, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Delaware.

          (n) Evidence from appropriate governmental officials that (i) the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, and
(ii)  it  has  obtained  and  maintains  all  necessary  export  licenses.

          (o) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

          (p) Payment of the fees and commissions due through the date of the initial Advance and expenses incurred by the Lender through such date and required to be paid by the Borrower under Sections 2.4(a), 2.4(b) and 8.2, including all legal expenses incurred through the Closing Date.

          (q) All documents relating to the Domestic Credit Facility, properly executed by all parties thereto.

          (r) Completion of a field review of the books and records of the Borrower and such other information with respect to the Collateral as Lender may reasonably require and a review of the Borrower's projections, budgets, business plans, cash flows and such other financial information as Lender may require, the results of all of which shall be satisfactory to Lender in its sole discretion.

          (s) Evidence that there has been no material adverse change, as determined by Lender, in the financial condition or business of the Borrower, nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of the Borrower since the date of the latest financial statements of the Borrower delivered to Lender prior to the Funding Date.

          (t)     Satisfaction  of  any  Eximbank  requirements.

          (u)     Approval  from  Eximbank.

          (v) Such other documents as the Lender in its sole discretion may require.

          Section  4.2     Conditions  Precedent  to All Advances.  The Lender's
                           --------------------------------------
obligation to make each Advance shall be subject to the further conditions precedent that on such date:

          (a) the representations and warranties contained in Article 5 are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE 5

                         Representations and Warranties
                         ------------------------------

          The  Borrower  represents  and  warrants  to  the  Lender  as follows:

          Section 5.1     Name; Locations; Tax ID No.; Subsidiaries.  During its
                          -----------------------------------------
existence, the Borrower has done business solely under the corporate names as set forth herein and under such trade names and such other corporate names as disclosed to Lender in writing before this Agreement is signed and delivered. The address of the Borrower's chief executive office and principal place of business and its federal tax identification number are set forth below its signature to this Agreement. All Inventory is located at that location or at one of the other locations disclosed to Lender in writing before this Agreement is signed and delivered. The Borrower has no subsidiaries except as disclosed to Lender in writing before this Agreement is signed and delivered.

          Section  5.2     Financial  Condition; No Adverse Change. The Borrower
                           ---------------------------------------
has heretofore furnished to the Lender audited financial statements for its fiscal year ended March 31, 2000 and unaudited financial statements of the Borrower for the nine month period ending December 31, 2000, and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP, subject in the case of unaudited financial statements to year-end audit adjustments and the absence of footnotes. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

          Section  5.3     Suspension  and  Debarment, etc.  On the date of this
                           -------------------------------
Agreement neither Borrower nor any of its Principals (as defined below) are (A) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined under any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any US federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (B) indicted, convicted or had a civil judgment rendered against the Borrower or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Borrower will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any US federal government department or agency pursuant to any of the Debarment Regulations. The Borrower will provide immediate written notice to the Lender if at any time it learns that the certification set forth in this Section 5.3 was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (1) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities with respect to the Borrower; or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement and (2) the Debarment Regulations shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988),
(y) Subpart 9.4 (Debarment, Suspension and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 60 Fed. Reg. 33037 (June 26, 1995). The Borrower acknowledges that any statement, certification or representation made by it in connection with the Credit Facility is subject to the penalties provided in Article 18 USC. Section 1001.

                                    ARTICLE 6

                              Borrower's Covenants
                              --------------------

          So long as the Advances or any amount owing to Lender hereunder shall remain unpaid, the Borrower will comply with the requirements in this Article, unless the Lender shall otherwise consent in writing.

          Section  6.1     Reporting Requirements.  The Borrower will deliver to
                           ----------------------
the  Lender  each  of the following in form and detail acceptable to the Lender:

          (a) as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Borrower, the Borrower's audited consolidated financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating (if applicable) and consolidated basis to include any subsidiaries, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.8, 6.9 (if the reporting date constitutes the end of the Borrower's fiscal quarter) and 6.10; and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

          (b) as soon as available and in any event within thirty (30) days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating (if applicable) and consolidated basis to include any subsidiaries, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i)
                                                    ---------
that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and absence of footnotes, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.8, 6.9 (if the reporting date constitutes the end of the Borrower's fiscal quarter) and 6.10;

          (c) as soon as available and in any event within ten (10) days after the end of each month, a properly completed Borrowing Base Certificate as at the end of such month, signed by the Borrower's chief financial officer;

          (d) within ten (10) days after the end of each month, agings of the Borrower's accounts receivable and accounts payable and an accounts receivable certification as of the end of such month;

          (e) weekly, or more frequently if the Lender so requests, a report of the Borrower's sales and credit memos, and on each banking day, a collection report;

          (f) as soon as available and in any event within ten (10) days after the end of each month a copy of the Export Order(s), or a written summary of the Export Orders, against which Borrower is requesting an Advance. If Borrower submits summaries of Export Orders, Borrower shall also deliver promptly to Lender copies of any Export Orders requested by Lender. In addition, at Lender's election, Lender may review a sampling selected by Lender of those Export Orders representing at least ten percent (10%) of the aggregate Dollar volume of Export Orders and ten percent (10%) of the number of Export
Orders  supporting  Advances  made  during  the  past  quarter.

          (g) at least thirty (30) days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most recent projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its reasonable discretion require;

          (h) as soon as available and in any event within five (5) days after they are due, written notice of any and all taxes due but not paid;

          (i) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may reasonably request;

          (j) as soon as possible, and in any event by not later than when the same is filed with any taxing authority, copies of any request for extension of time for filing tax returns or paying taxes and copies of the state and federal tax returns and all schedules thereto;

          (k) promptly upon knowledge thereof, notice of any Items (and the corresponding invoice amount) which are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations);

          (l) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower;

          (m) immediately after a proceeding in bankruptcy or an action for debtor's relief is filed by, against, or on behalf of the Borrower, notice of such proceeding;

          (n) immediately after the Borrower fails to obtain the dismissal or termination within thirty (30) calendar days of the commencement of any proceeding or action referred to in (l) above, notice of such failure;

          (o) immediately after the Borrower begins any procedure for its dissolution or liquidation, or a procedure therefor has been commenced against it; notice of such procedure;

          (p) as soon as possible but no later than five (5) days after material litigation is commenced against the Borrower, notice of such litigation;

          (q) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders; and

          (r)     any  other  information Lender or WFBC may reasonably request.

          Section  6.2     Inspection.  Upon  the Lender's request, the Borrower
                           ----------
will permit any officer, employee, attorney, agent or accountant for the Lender to audit, review, make extracts from or copy any and all records of the Borrower and to inspect the Collateral at all times during ordinary business hours.

          Section  6.3     Account Verification.  The Lender may at any time and
                           --------------------
from time to time send, or request the Borrower to send, requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Borrower authorizes the Lender to verify Accounts as frequently as daily and the Borrower understands the Lender intends to do so by telephone and/or in writing.

          Section  6.4     Account  Debtors to Pay to Designated Account; Pledge
                           -----------------------------------------------------
of  Account.  The  Borrower  shall  instruct  all of its Account debtors located
-----------
outside the US to make all payments for Items directly to the Collateral Account (as defined by the Domestic Credit Agreement).

          Section 6.5     No Other Liens.  The Borrower will keep all Collateral
                          --------------
free and clear of all security interests, liens and encumbrances except the Security Interest, purchase money security interests in equipment, and the lien of WFBC under the Domestic Credit Facility, and Permitted Liens.

          Section  6.6     Insurance.  The  Borrower  will at all times keep all
                           ---------
tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with a lender's loss payable clause in favor of Lender to the extent of its interest under this Agreement.

          Section 6.7     Lockbox.  Upon the Lender's request, the Borrower will
                          -------
irrevocably direct all present and future Account debtors and other Persons obligated to make payments on Accounts Receivables to make such payments directly to a special lockbox (the "Lockbox") to be under the Lender's control.

          Section  6.8     Minimum  Tangible  Net  Worth.  The  Borrower  will
                           -----------------------------
maintain Tangible Net Worth, determined as at the end of each month, in an amount not less than One Dollar ($1).

          Section  6.9     No  Sale  or Transfer of Collateral and Other Assets.
                           ----------------------------------------------------
Without the prior written consent of Lender (which shall not be unreasonably withheld), Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to anyone other than the sale of (1) Inventory in the ordinary course of business or (2) any other property which is obsolete, worn out or no longer useful in the Borrower's business.

          Section  6.10     Change in Ownership.  The Borrower will not issue or
                            -------------------
sell any capital stock other than in connection with stock options granted to directors or employees of the Borrower pursuant to a stock option plan; provided, however, that the Lender's prior written consent (which will not be unreasonably withheld) Borrower may issue or sell capital stock in connection with the acquisition of another business (whether by merger, stock acquisition or asset acquisition).

          Section  6.11     Place  of  Business; Name.  Borrower will not change
                            -------------------------
the location of its chief executive office or principal place of business from that disclosed pursuant to Section 5.1 or move, relocate, close or sell any business location without at least thirty (30) days prior notice to the Lender.

Borrower will not permit any tangible Collateral or records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. Borrower will not change its name without thirty (30) days prior notice to the Lender.

          Section  6.12     Negative  Covenants.  Without  the  prior  written
                            -------------------
consent of Eximbank and Lender, Borrower shall not (a) merge, consolidate or otherwise combine with any other Person; (b) acquire all or substantially all of the assets or capital stock of any other Person; (c) make any material changes in its organizational structure or identity; or (d) enter into any agreement to do any of the foregoing.

                                    ARTICLE 7

                     Events of Default, Rights and Remedies
                     --------------------------------------

          Section  7.1     Events  of Default. "Event of Default", wherever used
                           ------------------
herein,  means  any  one  of  the  following  events:

          (a) Default in the payment of the Obligations when they become due and payable, or Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

          (b) Any payment default shall occur under any agreement (other than this Agreement) between the Borrower and the Lender past the grace or cure period, if any, set forth therein, or the Lender shall accelerate or demand payment of any obligations (other than arising under this Agreement) owed to it by the Borrower, or the Lender shall begin exercising its remedies against the Borrower with respect thereto;

          (c) WFBC shall accelerate or demand payment of any obligations owed to it by the Borrower, or WFBC shall begin exercising its remedies against the Borrower or WFBC shall begin properly exercising its remedies against the Borrower with respect to such default;

          (d) Eximbank shall repudiate, purport to revoke or fail to perform its obligations under the Master Guaranty;

          (e) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of One Hundred Thousand Dollars ($100,000) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

          (f) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor, and such petition is not dismissed or withdrawn within thirty (30) days;

          (g) The Borrower begins any procedure for its liquidation or dissolution or any such procedure is commenced against it; or

          (h) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in any Loan Document not specifically addressed in this Section 7.1, which shall remain uncured for 30 days after occurrence of such default.

          (i) any lien in any of the Collateral, granted or intended by the Loan Documents to be granted to Lender, ceases to be a valid, enforceable, perfected, first priority lien (or a lesser priority if expressly permitted pursuant to Section 6 of the Loan Authorization Agreement) subject only to Permitted Liens;

          (j) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms;

          (k) any default or event of default other than those described above occurs under any of the Loan Documents which causes the obligations thereunder or a portion thereof to become due prior to its stated maturity or prior to the regularly scheduled dates of payment;

          (l) the aggregate amount of outstanding Advances exceeds the amount calculated under the Borrowing Base and Borrower fails within thirty (30) calendar days after being informed thereof by Lender to (i) pay to Lender an amount equal to the difference between the aggregate amount of outstanding Advances and the Borrowing Base or (ii) furnish additional Collateral to Lender as security for the Credit Facility, in form and amount satisfactory to Lender.

          Section  7.2     Rights  and  Remedies.  Following  the occurrence and
                           ---------------------
during the continuation of an Event of Default, the Lender may exercise any or all of the following rights and remedies:

          (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

          (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

          (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

          (d) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

          (e) The Lender may exercise any other rights and remedies available to it by law or agreement.

          (f)     The  remedies  provided  hereunder  are  cumulative.

          Section  7.3     Certain  Notices.  If  notice  to the Borrower of any
                           ----------------
intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.1) at least 10 calendar days before the date of intended disposition or other action.

                                    ARTICLE 8

                                  Miscellaneous
                                  -------------

          Section  8.1     Addresses  for  Notices,  Etc.  Except  as  otherwise
                           -----------------------------
expressly provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be (i) personally delivered, (ii) sent by first class US mail, (iii) sent by overnight courier of national reputation, or (iv) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopy number as set forth below its signature to this Agreement.

          Section  8.2     Costs  and Expenses.  The  Borrower  agrees  to  pay
                           -------------------
on demand all costs and expenses (including reasonable legal fees) incurred by the Lender in connection with the Loan Documents and any other document or agreement related thereto, and the transactions contemplated hereby, including wire transfer and ACH charges, the cost of credit reports, overadvance fees, the expense of any auditors and fees and expenses in enforcing this Agreement.

          Section  8.3     Indemnity.  In  addition  to  the payment of expenses
                           ---------
pursuant to Section 8.2, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following except to the extent arising from the gross negligence or willful misconduct of Lender or WFBC or the breach by Lender of any Loan Documents (collectively, "Indemnified Liabilities"):

               (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances;

               (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances, this Agreement and the other Loan Documents or the use or intended use of the proceeds of the Advances; and

               (iii) any claim, loss or damage to which any Indemnitee may be subjected as a result of any violation by Borrower of any federal, state, local or other governmental statute, regulation, law, or ordinance dealing with the protection of human health and the environment.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, then the Borrower or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligations under this Section 8.3 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder. If Eximbank makes payment of a claim to the Lender under the Master Guaranty in connection with the Credit Facility, Eximbank shall be assigned all the Lender's rights and remedies under the Loan Documents and may enforce any such rights or remedies against the Borrower and the Collateral. Additionally, the Borrower shall hold Eximbank harmless from and agrees to indemnify it against any and all liabilities, damages, claims, costs and losses incurred or suffered by it resulting from (a) any materially incorrect certification or statement knowingly made by or on behalf of the Borrower to Eximbank or the Lender in connection with an Advance, this Agreement or any of the other Loan Documents or (b) any breach by the Borrower of the terms and conditions of this Agreement or any of the other Loan Documents.

          Section  8.4     Binding  Effect; Assignment; Counterparts; Exchanging
                           -----------------------------------------------------
Information.  The  Loan Documents shall be binding upon and inure to the benefit
------------
of the Borrower and the Lender and its respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors with respect to the Credit Facility, the Lender, WFBC, and all direct and indirect subsidiaries of Lender or WFBC, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates with respect to the Credit Facility, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information with respect to the Credit Facility.

          Section  8.5     Governing  Law;  Jurisdiction,  Venue; Waiver of Jury
                           -----------------------------------------------------
Trial.  This  Agreement  and  the  Note  shall  be  governed by and construed in
----
accordance with the laws (other than conflict laws) of the State of California. Each party consents to the personal jurisdiction of the state and federal courts located in the State of California in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Los Angeles County, California, or the United States District Court, Central District of California. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING  BASED  ON  OR  PERTAINING  TO  THIS  AGREEMENT.

                    [SIGNATURES SET FORTH ON THE NEXT PAGE.]

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.


WELLS FARGO BANK, N.A.                         ROCKSHOX, INC.
                                               a  Delaware  corporation


By ____________________________                By ____________________________
Name:__________________________                Name:__________________________
Its: __________________________                Its:___________________________

                                                Exhibit A to Credit and Security
                                                                       Agreement

                                 REVOLVING  NOTE

$5,000,000,                                     Colorado  Springs,  Colorado
                                                June 28, 2001



          For value received, the undersigned, ROCKSHOX, INC., a Delaware corporation (the "Borrower"), hereby promises to pay as provided in the Credit
                    --------
Agreement (defined below) to the order of WELLS FARGO BANK, N.A. (the "Lender"),
                                                                       ------
at its main office in San Francisco, California, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars and No Cents ($5,000,000) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") together with interest on the
                             -----------------
principal amount hereunder remaining unpaid from time to time (computed on the basis of actual days elapsed in a 360-day year) from the date of the initial Advance until this Note is fully paid at the rate from time to time in effect under the Credit Agreement.

          This Note is the Revolving Note as defined in the Credit Agreement and is subject to the Credit Agreement.

                                               ROCKSHOX,  INC.,
                                               a  Delaware  corporation

                                               By ____________________________
                                               Name:__________________________
                                               Its:___________________________

                                                Exhibit B to Credit and Security
                                                Agreement

                           FORM OF BORROWER AGREEMENT

                                                Exhibit C to Credit and Security
                                                Agreement

                             COMPLIANCE CERTIFICATE

To:       ___________________

          Wells  Fargo  Bank,  N.A.

          ___________________

          ___________________________

Date:     __________________,  200___

Subject:  Rockshox,  Inc.

          Financial  Statements

          In accordance with our Credit and Security Agreement dated as of June 28, 2001 (the "Credit Agreement"), attached are the financial statements of
                  -----------------
____________  (the  "Borrower")  as  of  and  for  ________________, 200___ (the
                     --------
"Reporting  Date")  and  the  year-to-date  period  then  ended  (the  "Current
      ----------                                                        -------
Financials").  All terms used in this certificate have the meanings given in the
      ----
Credit  Agreement.

          I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

          Events  of  Default.  (Check  one):
          -------------------

          [  ]    The undersigned does not have knowledge of the occurrence of a
          Default  or  Event  of  Default  under  the  Credit  Agreement.

          [  ]     The  undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

          Financial  Covenants.  I  further  hereby  certify  as  follows:
          --------------------

          1.     Minimum  Tangible  Net  Worth.  Pursuant to Section 6.10 of the
                 -----------------------------
Credit Agreement, the Borrower's Tangible Net Worth for the ________ period ending on the Reporting Date, was $____________ which satisfies does not satisfy the requirement than such amount not be less than One Dollar ($1).

          Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                               ROCKSHOX,  INC.,
                                               a  Delaware  corporation

                                               By ____________________________
                                               Name:__________________________
                                               Its:___________________________

                                                Exhibit D to Credit and Security
                                                Agreement

                       FORM OF BORROWING BASE CERTIFICATE

                                                Exhibit E to Credit and Security
                                                Agreement

                                 PERMITTED LIENS
                                 ---------------